[Irell & Manella Letterhead]



                                               (310) 203-7105

                      February 16, 1995


VIA EDGAR



Securities and Exchange Commission
450 - 5th Street, N.W.
Washington, D.C. 20549

     Re:  Teledyne, Inc.
          Commission File No. 1-5212
          --------------------------

Gentlemen:

     Enclosed for filing on behalf of Teledyne, Inc. pursuant to Rule 13a-11 under the Securities Exchange Act of 1934, as amended, is one complete copy of a Current Report on Form 8-K of Teledyne, Inc. reporting the appointment of an additional director of the Company and the amendment and restatement of the Company's Bylaws to accommodate such election, among other things.

                              Sincerely,



                              Rita Burns

RB:blb
Enclosures

cc:  New York Stock Exchange
     Pacific Stock Exchange
     Teledyne, Inc.

              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                     ____________________



                           FORM 8-K



                        CURRENT REPORT
            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934





Date of Report (Date of Earliest Event Reported)    February 9, 1995
                                             ----------------------------




                             TELEDYNE, INC.
- -------------------------------------------------------------------------
    (Exact name of registrant as specified in its charter)



         Delaware                                         1-5212
- ---------------------------------------------         -------------------
(State or other jurisdiction of incorporation)       (Commission File No.)

             95-2282626
- -----------------------------------
(I.R.S. Employer Identification No.)



                    1901 Avenue of the Stars
               Los Angeles, California  90067-6046
- -------------------------------------------------------------------------
      (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:       (310) 277-3311
                                                         ----------------

Item 5.   Other Events.

          On February 15, 1995, Teledyne, Inc. (the
"Corporation") issued a press release announcing the appointment of Diane Creel as a director of the Corporation. Such press release is attached hereto as Exhibit 1. On February 9, 1995, the Board of Directors of the Corporation amended its Bylaws to increase the authorized number of directors from seven (7) to eight (8) and to make other changes in Article II, Section 12; Article III, Section 1; and
Article III, Section 3 of the Corporation's Bylaws to provide for election of additional directors by the holders of the Corporation's Series E Cumulative Preferred Stock should such holders in the future become entitled to elect additional directors as a result of dividend arrearages pursuant to the Certificate of Designation, Preferences and Rights of Series E Cumulative Preferred Stock filed as Exhibit 2 to the Corporation's Registration Statement on Form 8-A filed on February 10, 1995. A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 2 and is incorporated herein in its entirety by this reference.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements.

               None.

          (b) Exhibits. The following exhibits are attached hereto:

               1. Press Release issued by the Corporation on February 15, 1995.

               2. The Corporation's By-laws, as amended and restated by the Board of Directors of the Corporation on February 9, 1995.

                           SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TELEDYNE, INC.



                              By:/s/ Judith R. Nelson
                                 --------------------------------
                                     Judith R. Nelson



Date:  February 16, 1995

                         EXHIBIT INDEX

Exhibit          Description                             Page

   1             Press Release issued by the
                 Corporation on February 15, 1995

   2             The Corporation's Bylaws, as
                 amended and restated by the Board
                 of Directors of the Corporation
                 on February 9, 1995